UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2617 Bissonnet St

Suite 225

Houston, TX 77005

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Dale Curtis Hogue, Jr.

On December 29, 2023, the board of directors (the “Board”) of Alaunos Therapeutics, Inc. (the “Company”) appointed Dale Curtis Hogue, Jr. as a director of the Company, effective immediately. The Board does not anticipate appointing Mr. Hogue to any Board committees. The Board has determined that Mr. Hogue meets the requirements for independence under the applicable listing standards of the Nasdaq Stock Market LLC and the Securities and Exchange Act of 1934, as amended.

Mr. Hogue has worked for over 20 years in various roles on both the buy- and sell-side covering biotechnology and pharmaceutical equities. Most recently, he founded Dune Lake Capital, a family office focused on the healthcare industry. Mr. Hogue spent almost eight years as a senior analyst at Discovery Capital Management, where he covered global healthcare stocks including US therapeutics, Japanese pharmaceuticals and European pharma and biotech. Early in his career, he worked as a research scientist and as a patent examiner at the US Patent and Trademark Office. Mr. Hogue holds an MBA from Duke University, an MS in Biotechnology from Johns Hopkins University and a BS in Physics from James Madison University.

As a non-employee director, Mr. Hogue will participate in the Company’s compensation program applicable to all non-employee directors, which is summarized below and in the Company’s 2023 Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 25, 2023. Under the Company’s non-employee director equity compensation program, each non-employee director receives a base annual cash retainer of $50,000. In addition, Mr. Hogue will be granted an initial grant of a stock option to purchase 150,000 shares of common stock of the Company (the “Initial Grant”). Mr. Hogue will also receive a pro-rated annual grant of a stock option to purchase 41,667 shares of common stock of the Company (the “Annual Grant”). The Initial Grant will vest in equal monthly installments on the monthly anniversary of the grant date over 36 months. The Annual Grant will vest in equal monthly installments on the monthly anniversary of the grant date over five months. In the case of the Initial Grant and the Annual Grant, vesting is subject to Mr. Hogue’s continued service through each applicable vesting date. In the event of a change in control (as defined in the Company’s 2020 Equity Incentive Plan), the stock option may vest in full according to the terms of the Company’s 2020 Equity Incentive Plan. Beginning with the Company’s annual meeting of stockholders in 2024, Mr. Hogue will be eligible for equity awards on the same terms as other continuing members of the Board.

There are no arrangements or understandings between Mr. Hogue and any other person pursuant to which Mr. Hogue was selected as a director, and there are no transactions between Mr. Hogue and the Company that would require disclosure under Item 404(a) of Regulation S-K. In addition, the Company has entered into an indemnification agreement with Mr. Hogue in connection with his appointment to the Board, which is substantially the same form as that entered into with other directors of the Company.

Item 7.01. Regulation FD Disclosure.

Corporate Update

As a result of previously announced efforts to reduce spend and implement cost-saving measures, as of the date of this report, the Company anticipates its cash resources will be sufficient to fund its operations into the third quarter of 2024.

The Company is taking steps to implement the reverse stock split previously approved by its stockholders at its annual meeting held on June 6, 2023. No assurances can be made that the Company will successfully implement the reverse stock split or that, if implemented, it will increase the price of the Company’s stock or cure the previously disclosed Nasdaq deficiencies.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this Form 8-K include, without limitation, statements regarding the Company’s anticipated cash runway, whether the Company will effect a reverse stock split and the impact or benefits of any reverse stock split. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, the potential delisting of the Company’s common stock from Nasdaq, which may adversely impact trading in the Company’s common stock and the Company’s ability to raise financing; the Company’s historical and expected continuing significant losses; the Company’s need for additional funding, which may not be available on reasonable terms or at all; and the other important factors described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the SEC on November 14, 2023, and its other filings with the SEC. Any forward-looking statement made by the Company in this Current Report Form 8-K is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date. January 2, 2024	By:	/s/ Michael Wong
Name: Michael Wong
Title: Vice President, Finance